--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        EMERGING MARKETS DEBT PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The  investment objective of  the Emerging Markets Debt  Portfolio is high total
return  through  investment   primarily  in  debt   securities  of   government,
government-related and corporate issuers located in emerging countries.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 19.71% as compared to 15.73% for the J.P. Morgan Emerging Markets Bond Index for the same period. The total return for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on February 1, 1994 through September 30, 1995 were 10.69% and 1.70%, respectively, as compared to 6.03% and -3.60% for the J.P. Morgan Emerging Markets Bond Index for the same periods. As of September 30, 1995 the Portfolio had an SEC 30-day yield of 12.46%.

PERFORMANCE COMPARED TO THE J.P. MORGAN
EMERGING MARKETS BOND INDEX(1)
----------------------------------------

                                        TOTAL RETURNS(2)
                            -----------------------------------------
                                                          AVERAGE
                                                       ANNUAL SINCE
                               YTD        ONE YEAR       INCEPTION
                            ----------  ------------  ---------------
PORTFOLIO.................      19.71%       10.69%           1.70%
INDEX.....................      15.73         6.03           -3.60

1. The J.P. Morgan Emerging Markets Bond Index is a market weighted index composed of all Brady bonds outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland and Venezuela.

2. Total returns for the Portfolio reflect expenses waived or reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Debt Portfolio posted a 7.54% total return for the third quarter. The emerging bond market benchmark index (EMBI) rose by 5.96% over the three month period. We believe that the markets' two-quarter strength is extendable into the next several quarters -- albeit not at the same pace as the last six months -- by virtue of still broadly attractive valuations which exist in the benchmark assets for the 10-13 countries in which the Portfolio is invested.

Gains were extended in most of the major positions in the Portfolio, as overall confidence in Latin and other emerging markets recovered following the Mexico devaluation of December 1994. Although the trajectory of the recovery levelled off in the quarter relative to the very strong 30% move in the previous quarter, several important developments in key countries contributed to the market's strength.

We believe that Brazil will continue to stabilize and attract foreign capital. Brazilian Brady bonds provided a total return of 11% in the third quarter. Macroeconomic indicators strengthened across the board over the quarter: monthly inflation in the quarter reached 1 1/2% in August; the key trade deficit reversed during the summer, going from a $800 million deficit in June to a $325 million surplus in August; the country's reserves have continued to swell, reaching a hefty $48 billion at the end of September. On the political reform front, President Cardoso is slowly but surely guiding key political and administrative measures into and through Congress. Amid steady progress on both the economic and political fronts Brazilian bonds provide a generous spread premium of 900-1200 basis points over US Treasuries. These assets represent one of the most attractive risk/return profiles in any fixed income market today.

Mexican assets are going to go through a long recovery process. The move to macreoeconomic stability, in the wake of extremely severe dislocations in the Mexican economy, will necessarily be a multi-year process. We believe that ultimately Mexico will achieve economic stability over the next several quarters, most probably by mid-1996, but the road toward equilibrium is indeed a bumpy ride. And political turbulence will continue to afflict both Mexican debt and equity markets. In this atmosphere we have focused on assets within Mexico which appear to be the most oversold and undervalued. Some of these are Mexico peso-denominated Treasury bills -- Cetes -- which are providing the Portfolio with yields (in pesos) of 40-45% Our view is that in a 1996 growth recovery environment in Mexico, accompanied by very strict fiscal and monetary policies, the inflationary trends point downwards; hence the currently very high real interest rates of 20-25% on these instruments are very attractive over a twelve month horizon.

We continued along the path of reducing the Portfolio's weighting in Argentina over the quarter. In mid-May the weighting in Argentina stood at 20%; by September 30 the allocation had declined to 4.9% of the Portfolio's net assets. The medium- to long-term fundamental outlook for this country looks great: vast natural resources, a well-educated, professional middle-class, huge gains in structural reform over the last five years, and a consensus commitment to sustaining the hard-fought economic gains of the President Menem/Finance
Minister Cavallo era. But overshadowing this rosy long-term outlook are short-term worries of a dual nature; political, in the form of backbiting between the Menem, Cavallo and other intense political interests in Buenos Aires; and secondly, and more fundamentally, the Argentine economy is currently in the midst of a sharp recession, with attendant upward pressure on unemployment, sharply lower industrial production, and a lot of nervousness in the local markets. We await the dust to settle in Argentina before reallocating a significant portion of the Portfolio to that country.

Elsewhere we are holding 15% of the Portfolio's assets in Russia in the form of non-performing mainly dollar-denominated loans. These loans are slated to be restructured within the next nine months, at which point they will become dollar-denominated bonds, obligations of the Russian federation. Given the dramatic turnaround in the macroeconomic fortunes of Russia, plus the clear commitment by her authorities to rectify the country's external debt situation, we forecast strong upward movement in the process of Russian assets, in both the fixed income and equity sectors.

SUMMARY

Our view remains that emerging debt prices, while staging a powerful rally since mid-March, have further upside potential based on the simple but powerful combination of extremely attractive valuations -- largely dollar bonds yielding 12 to 18%, along with a sometimes fitful but surely improving outlook for the world's major developing countries.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

   FACE
  AMOUNT                                            VALUE
  (000)                                             (000)
----------                                         --------
DEBT INSTRUMENTS (99.0%)
  ALGERIA (1.4%)
    LOAN AGREEMENTS (1.4%)
$    5,788  Algeria Refinanced Loan Agreements,
             Tranche A, (Floating Rate), 8.313%,
             3/04/00                               $  2,431
                                                   --------
  ARGENTINA (4.9%)
    BONDS (4.9%)
$    7,000  Republic of Argentina Discount Bonds,
             (Floating Rate), 6.875%, 3/31/23         4,078
     6,795  Republic of Argentina, Series L,
             "Euro", (Floating Rate), 7.313%,
             3/31/05                                  4,221
       500  Republic of Argentina, Series L,
             (Floating Rate), 7.313%, 3/31/05           311
                                                   --------
                                                      8,610
                                                   --------
  BRAZIL (19.9%)
    BONDS (19.9%)
$    8,750  Federative Republic of Brazil Exit
             Bonds, 6.00%, 9/15/13                    4,665
     2,200  Federative Republic of Brazil New Money
             Bonds, Series L, (Floating Rate),
             7.313%, 4/15/09                          1,342
     8,000  Federative Republic of Brazil Par
             Bonds, Series YL3, (Floating Rate),
             4.25%, 4/15/24                           3,890
     5,750  Federative Republic of Brazil Par
             Bonds, Series YL4, (Floating Rate),
             4.25%, 4/15/24                           2,796
    38,609  Federative Republic of Brazil, Series
             C, "Euro", (Floating Rate), 4.00%,
             4/15/14                                 20,559
     3,615  Federative Republic of Brazil, Series
             C, (Floating Rate), 4.00%, 4/15/14       1,925
                                                   --------
                                                     35,177
                                                   --------
  BULGARIA (3.9%)
    BONDS (3.9%)
$    5,000  Bulgaria Discount, Series A, "Euro",
             (Floating Rate), 7.563%, 7/28/24         2,522
       250  Bulgaria Front Loaded Interest
             Reduction Bond, Series A, (Floating
             Rate), 2.00%, 7/28/12                       66


   FACE
  AMOUNT                                            VALUE
  (000)                                             (000)
----------                                         --------
$    6,500  Bulgaria Interest Arrears Bonds,
             "Euro", (Floating Rate), 6.75%,
             7/28/11                               $  2,937
     2,983  Bulgaria Interest Arrears Bonds,
             (Floating Rate), 6.75%, 7/28/11          1,348
                                                   --------
                                                      6,873
                                                   --------
  ECUADOR (4.4%)
    BONDS (4.4%)
$      181  Republic of Ecuador Discount Bonds,
             (Floating Rate) 6.813%, 2/28/25             89
     9,000  Republic of Ecuador Discount Bonds,
             "Euro", 6.813%, 2/28/25                  4,433
       824  Republic of Ecuador EI Bonds, (Floating
             Rate), 6.75%, 12/21/04                     490
     2,000  Republic of Ecuador Par Bond, "Euro",
             (Floating Rate), 3.00%, 2/28/25            652
     6,544  Republic of Ecuador PDI Bonds,
             (Floating Rate), 6.813%, 2/27/15         2,119
                                                   --------
                                                      7,783
                                                   --------
  MEXICO (15.0%)
    BILLS (11.0%)
 MP 36,000  Mexican Cetes, Zero Coupon, 12/21/95      5,213
    20,000  Mexican Cetes, Zero Coupon, 1/18/96       2,820
    21,716  Mexican Cetes, Zero Coupon, 2/08/96       3,004
     7,298  Mexican Cetes, Zero Coupon, 2/22/96         997
    19,994  Mexican Cetes, Zero Coupon, 7/18/96       2,412
    41,820  Mexican Cetes, Zero Coupon, 8/08/96       4,964
                                                   --------
                                                     19,410
                                                   --------
    BONDS (4.0%)
$    9,700  Petro Mexicanos, 8.625%, 12/01/23         7,033
                                                   --------
                                                     26,443
                                                   --------

   FACE
  AMOUNT                                            VALUE
  (000)                                             (000)
----------                                         --------
  MOROCCO (8.0%)
    LOAN AGREEMENTS (8.0%)
$   22,500  Morocco Restructuring and Consolidating
             Agreement, Tranche A, (Floating Rate),
             6.688%, 1/01/09 (Participation:
             Goldman Sachs, Lehman Brothers,
             Paribas, Salomon Brothers)            $ 14,063
                                                   --------
  NIGERIA (5.3%)
    BONDS (5.3%)
$   21,000  Nigeria Par Bond, 6.25%, 11/15/20
             (Warrants Attached)                      9,419
                                                   --------
  PANAMA (5.5%)
    LOAN AGREEMENTS (5.5%)
$   16,313  Republic of Panama Refinanced Loan
             Agreement, (Floating Rate)               9,767
                                                   --------
  PERU (1.9%)
    LOAN AGREEMENTS (1.9%)
$    5,000  Republic of Peru, Non-Citibank
             Agreement, (Floating Rate)               3,325
                                                   --------
  POLAND (4.5%)
    LOAN AGREEMENTS (1.7%)
$    3,000  Polish People's Republic, Debt Deferral
             & Restructure Agreement, (Floating
             Rate)                                    3,061
                                                   --------
    BONDS (2.8%)
     2,644  Republic of Poland Interest Arrears PDI
             Bonds, 3.25%, 10/27/14                   1,674
     5,000  Republic of Poland Interest Arrears PDI
             "Euro" Bonds, 3.25%, 10/27/14            3,166
                                                   --------
                                                      4,840
                                                   --------
                                                      7,901
                                                   --------
  RUSSIA (15.0%)
    LOAN AGREEMENTS (15.0%)
$   15,650  Bank for Foreign Economic Affairs,
             (Floating Rate)                          5,128
  DM86,500  Bank for Foreign Economic Affairs,
             (Floating Rate)                         21,262
                                                   --------
                                                     26,390
                                                   --------


   FACE
  AMOUNT                                            VALUE
  (000)                                             (000)
----------                                         --------
  VENEZUELA (9.3%)
    BONDS (9.3%)
$   15,500  Republic of Venezuela Debt Conversion
             Bonds, Series DL, (Floating Rate),
             6.813%, 12/18/07                      $  7,837
     7,000  Republic of Venezuela Par Bond, Series
             A, 6.75%, 3/31/20                        3,579
     9,000  Republic of Venezuela Par Bond, Series
             B, 6.75%, 3/31/20                        4,601
       841  Republic of Venezuela, Discount Bonds,
             Series A, (Floating Rate) 7.188%,
             3/31/20 (Oil Warrants Attached)            445
        56  Republic of Venezuela, Discount Bond,
             Series B, (Floating Rate) 6.938%,
             3/31/20 (Oil Warrants Attached)             29
                                                   --------
                                                     16,491
                                                   --------
TOTAL DEBT INSTRUMENTS (Cost $170,959)              174,673
                                                   --------
PURCHASED CALL OPTIONS (0.0%)
  VENEZUELA (0.0%)
$    7,000  Republic of Venezuela Debt Conversion
             Bond, 7.6875%, 12/18/07, strike price
             $51.625, expiring 10/23/95 (Cost $81)       43
                                                   --------
SHORT-TERM INVESTMENT (4.1%)
  REPURCHASE AGREEMENT (4.1%)
$    7,225  Chase Manhattan Bank, N.A., 6.00%,
             dated 9/29/95, due 10/02/95, to be
             repurchased at $7,229, collateralized
             by $4,500 United States Treasury
             Bonds, 14.00%, due 11/15/11, valued at
             $7,374 (Cost $7,225)                     7,225
                                                   --------
TOTAL INVESTMENTS (103.1%) (Cost $178,265)          181,941
                                                   --------

                                                    VALUE
                                                    (000)
                                                   --------
OTHER ASSETS AND LIABILITIES (-3.1%)
  Other Assets                                     $ 45,069
  Liabilities                                       (50,604)
                                                   --------
                                                     (5,535)
                                                   --------
NET ASSETS (100%)                                  $176,406
                                                   --------
                                                   --------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 18,199,692 outstanding $.001 par
  value shares (authorized 500,000,000 shares)
                                                   $   9.69
                                                   --------
                                                   --------

------------------------------
MP -- Mexican New Peso
DM -- Deutsche Mark

Floating Rate Securities. Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 1995.

   FACE
  AMOUNT                                            VALUE
  (000)                                             (000)
----------                                         --------
SECURITIES SOLD SHORT
  MEXICO
$   10,000  United Mexican States Discount Bond,
             Series D (Floating Rate), 6.875%,
             12/31/19 (Value Recovery Rights
             Attached) (Proceeds $7,000)           $  7,050
                                                   --------